Exhibit 10.10

配偶同意函

Spousal Consent

本人，温晓英（身份证件号码：[*]），系何俊龙（身份证件号码：[*]）（“本人配偶”）的合法配偶。本人在此无条件且不可撤销地同意本人配偶于2021年2月19日签署下列交易文件（“交易文件”），并同意其根据交易文件的相关条款，处置登记于本人配偶名下并为其所拥有的厦门普普文化股份有限公司（“公司”）的股份：

The undersigned, Xiaoying Wen (Identification No: [*]), is the legal spouse of Junlong He (Identification No: [*]) (“My Spouse”). I hereby unconditionally and irrevocably agree My Spouse to sign the following documents (the “Transaction Documents”) on February 19, 2021, and agree to dispose of the shares in Xiamen Pop Culture Co., Ltd. (the “Company”) held by and registered under the name of My Spouse in accordance with the provisions of the following documents:

(1)	由本人配偶与合利恒文化有限公司（“WFOE”）、公司及其他合同相对方签订的《修订和重述的股份质押协议》；

The Amended and Restated Share Pledge Agreement entered into by My Spouse, Heliheng Culture Co., Ltd. (“WFOE”), the Company, and other parties;

(2)	由本人配偶与WFOE、公司及其他合同相对方签订的《修订和重述的独家购买权协议》；以及

The Amended and Restated Exclusive Option Agreement entered into by My Spouse, WFOE, the Company, and other parties; and

(3)	由本人配偶签署的《修订和重述的授权委托书》，以授权WFOE享有及行使就其于公司所持有的股份而产生的权利与义务。

The Amended and Restated Power of Attorney executed by My Spouse authorizing WFOE to enjoy and exercise his rights and obligations raising from the shares in the Company.

1.	本人在此确认，本人无权享有与公司股份的有关的任何权利，并承诺不会就公司股份提出任何要求。本人进一步确认，本人配偶履行交易文件的权利和义务以及在将来修订或终止交易文件的行为，无需取得本人的授权或同意。

I hereby confirm that I am not entitled to any right with respect to the shares in the Company, and undertake not to raise any claim on the shares in the Company. I further confirm that My Spouse’s performance of the Transaction Documents and further modification or termination of the Transaction Documents will not require my separate authorization or consent.

2. 本人在此承诺签署任何必要文件并采取任何必要行动，以保证交易文件（可不时修订）的适当履行。

I hereby undertake to execute all necessary documents, and take all necessary actions, to ensure the Transaction Documents (as amended from time to time) to be properly performed.

1/2

配偶同意函

Spousal Consent

3.	本人在此同意并承诺，如本人基于任何原因而取得公司股份，本人将受到交易文件（可不时修订）的约束，并将遵循交易文件（可不时修订）项下的公司股东义务；为此，如WFOE或其指定的第三方要求，本人将签署与交易文件（可不时修订）形式内容相同的一系列书面文件。

I hereby agree and undertake that if I obtain any shares in the Company for any reason, I shall be bound by the Transaction Documents (as amended from time to time) and abide by the obligations of the shareholders of the Company under the Transaction Documents (as amended from time to time). For this purpose, upon WFOE’s or its designate third party request, I shall execute a series of written documents with substantially the same form and content as the Transaction Documents (as amended from time to time).

签署人（正楷）：温晓英

Signatory (PRINT): Xiaoying Wen

/s/ Xiaoying Wen

日期：2021年2月19日
Date: February 19, 2021

2/2